UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2006 (April 10, 2006)

THE CINCINNATI GAS & ELECTRIC COMPANY d/b/a

DUKE ENERGY OHIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1232	31-0240030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139 East Fourth Street, Cincinnati, Ohio 45202

(Address of Principal Executive Offices, including Zip code)

(513) 421-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.01 Entry Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by The Cincinnati Gas & Electric Company on April 14, 2006, to include the financial statements and pro forma financial information as required in connection with the transaction reported therein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The required financial statements of the acquired Midwest Asset Group are filed as Exhibit 99.2

(b) Pro Forma Financial Information.

The pro forma financial information specified in Article 11 of Regulation S-X is filed as Exhibit 99.1 hereto

(d) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	The Cincinnati Gas & Electric Company Unaudited Pro Forma Condensed Consolidated Financial Statements

99.2	The Combined Financial Statements of the Midwest Asset Group as of and for the year ended December 31, 2005

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CINCINNATI GAS & ELECTRIC COMPANY

Date: June 26, 2006	By:	/s/ DWIGHT L. JACOBS
	Name: Title:	Dwight L. Jacobs Vice President and Controller

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EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	The Cincinnati Gas & Electric Company Unaudited Pro Forma Condensed Consolidated Financial Statements

99.2	The Combined Financial Statements of the Midwest Asset Group as of and for the year ended December 31, 2005

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